UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02884

Barrett Opportunity Fund, Inc.
(Exact name of registrant as specified in charter)

90 Park Avenue
New York, NY 10016
(Address of principal executive offices) (Zip code)

John G. Youngman
90 Park Avenue
New York, NY 10016
(Name and address of agent for service)

(212) 983-5080
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2023

Date of reporting period:  February 28, 2023

Item 1. Reports to Stockholders.

(a)

Semi-Annual Report

February 28, 2023

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

BARRETT

OPPORTUNITY FUND, INC.

Semi-Annual Report   •   February 28, 2023

Fund Objectives
The Fund seeks to achieve above average long-term capital appreciation.  Current income is a secondary objective.  The Fund invests primarily in common stocks and securities convertible into or exchangeable for common stock such as convertible preferred stock or convertible debt securities.

What’s Inside	Letter from the Chairperson	1
	Manager Overview	1
	Fund at a Glance	5
	Fund Expenses	6
	Schedule of Investments	7
	Statement of Assets & Liabilities	9
	Statement of Operations	10
	Statements of Changes in Net Assets	11
	Financial Highlights	12
	Notes to Financial Statements	13
	Additional Information	21
	Important Tax Information	23

BARRETT

OPPORTUNITY FUND, INC.

Letter from the	Dear Shareholder,
Chairperson
We are pleased to provide the semi-annual report of the Barrett Opportunity Fund, Inc.[1] (the “Fund”) for the six-month period ended February 28th, 2023.

The management team at Barrett Asset Management, LLC (“Barrett”) has prepared the enclosed Manager’s Overview, which includes a brief market overview, as well as a performance review. I urge you to read it as well as the accompanying financial statements. A detailed summary of the Fund’s performance and other pertinent information are also included in this report. I am sure you will find it informative and useful.

On behalf of the Directors and the officers of the Fund, I thank you for your ongoing confidence in the Fund and its investment policies.

Sincerely,

David H. Kochman
Chairperson
April 17, 2023

1	The Fund was formerly known as the Salomon Brothers Opportunity Fund Inc. The Fund name, investment manager and certain investment policies were changed effective December 1, 2006.

Manager	Market Commentary
Overview

The year 2023 started off on a brighter note with stock prices rebounding from last year’s market woes. Momentum quickly weakened in February with investors realizing that last year’s macro issues, including high inflation, a hawkish Fed, Russia/Ukraine war, and China’s COVID lockdown, do not appear to be moderating as quickly as they had hoped at the beginning of the year[1].

With inflation metrics still above 6%, we expect the Federal Reserve bank to maintain a restrictive monetary policy, although the pace of rate hikes would likely moderate to 25 basis points barring no other shocks to the U.S. financial system[2]. We further anticipate the Fed’s terminal rate should move higher than 5.00 – 5.25%, which was what we believed the bond market expected towards the end of 2022. A higher terminal rate indicates borrowing costs will stay elevated, thereby negatively impacting loan growth, housing prices and consumer spending. Overall we anticipate business activity should further decline, possibly to a point where the U.S. economy contracts. It is our view that higher interest rates will push the U.S. closer to a recession.

BARRETT

OPPORTUNITY FUND, INC.

The U.S. stock market continues to ebb and flow with all the above uncertainties. In the coming months and quarters, or until we see inflation moderating closer to the Fed’s target of 2%, we should expect many undercurrents to remain elevated, including stock market volatility and overall investor anxiety.

Investment Outlook

As of February month-end, the Federal Reserve increased the fed funds rate to 4.50 – 4.75%[3]. According to Strategas, the current hiking cycle has been the 3rd fastest since 1970[4]. From our view, it will be critical for the Fed to give the economy some time to adjust to the now higher rates. We also anticipate stock markets should remain volatile as this interest rate progression continues. Corporations have been budgeting for higher interest expenses, adding to already higher labor, input, and transport costs. 2023 earnings expectations have started to decline over the past quarter and may continue to trend lower as management teams further update earnings guidance5. We also believe higher interest rates make bonds more attractive and would expect investors to reconsider fixed income in portfolios. These dynamics imply to us limited upside for the stock market in the short run, at least until inflation approaches the Fed’s long-term target and Chairman Jerome Powell can guide towards a less aggressive monetary stance. In the long run, however, we continue to feel constructive towards stocks as the asset class is one of the few viable options to hedge against rising prices of final goods and services.

Portfolio and Performance Review

During the six-month period ending February 28, 2023, the Fund appreciated 0.88% compared to an increase of 5.12% for the Lipper Large Cap Value Fund Index and a gain of 1.26% for the S&P 500. The best performing sectors of the S&P 500 during the six-month period were materials, financials, and industrials. The weakest performing sectors in the market were utilities, consumer discretionary, and real estate.

The sectors that contributed the most to the Fund’s performance during the six-month period were financials, health care, and energy. Communication services, information technology, and consumer discretionary represented the weakest contributing sectors to the Fund’s performance. On an individual company basis, Shell, Bank of New York Mellon, and Jefferies were the leading drivers of growth in the Fund’s quarterly performance, while Alphabet, Murphy USA, and Apple were the biggest detractors to the Fund’s performance.

We believe the continued success of the Fund is predicated in part on maintaining a portfolio that is well-diversified. To that end, we continue to look to seek opportunities to reduce the Fund’s exposure to these names. As of the end of February, the top five holdings of the Fund represented 43% of total assets at the end of February 2023, down from almost 50% as of November 2020. Over the past six months, we have re-established positions in Fidelity National and Fleetcor, while adding to existing positions in Crown Castle and PayPal. We will continue to identify opportunities to further diversify the fund in as tax-advantaged a fashion as possible.

BARRETT

OPPORTUNITY FUND, INC.

Thank you for your continued interest in the Fund.

Sincerely,

Amy Kong	E. Wells Beck, CFA
Portfolio Manager	Portfolio Manager

Sources
[1]	Factset
[2]	https://www.bls.gov/news.release/pdf/cpi.pdf
[3]	https://www.newyorkfed.org/markets/reference-rates/effr
[4]	Strategas
[5]	Factset

Disclosures

This information is for educational purposes and is not intended to provide, and should not be relied upon for, accounting, legal, tax, insurance, or investment advice. This does not constitute an offer to provide any services, nor a solicitation to purchase securities. The contents are not intended to be advice tailored to any particular person or situation. We believe the information provided is accurate and reliable, but do not warrant it as to completeness or accuracy. This information may include opinions or forecasts, including investment strategies and economic and market conditions; however, there is no guarantee that such opinions or forecasts will prove to be correct, and they also may change without notice. We encourage you to speak with a qualified professional regarding your scenario and the then-current applicable laws and rules.

Different types of investments involve degrees of risk. The future performance of any investment or wealth management strategy, including those recommended by us, may not be profitable or suitable or prove successful. Past performance is not indicative of future results. One cannot invest directly in an index or benchmark, and those do not reflect the deduction of various fees that would diminish results. Any index or benchmark performance figures are for comparison purposes only, and client account holdings will not directly correspond to any such data.

Advisory services are offered through CI Private Wealth and its affiliates, each being a registered investment adviser (“RIA”) regulated by the U.S. Securities and Exchange Commission (“SEC”). The advisory services are only offered in jurisdictions where the RIA is appropriately registered. The use of the term “registered” does not imply any particular level of skill or training and does not imply any approval by the SEC. For a complete discussion of the scope of advisory services offered, fees, and other disclosures, please review the RIA’s Disclosure Brochure (Form ADV Part 2A) and Form CRS, available upon request from the RIA and online at https://adviserinfo.sec.gov/. We also encourage you to review the RIA’s Privacy Policy and Code of Ethics, which are available upon request.

Our clients must, in writing, advise us of personal, financial, or investment objective changes and any restrictions desired on our services so that we may re-evaluate any previous recommendations and adjust our advisory services as needed. For current clients, please advise us immediately if you are not receiving monthly account statements from your custodian. We encourage you to compare your custodial statements to any information we provide to you.

BARRETT

OPPORTUNITY FUND, INC.

Past performance is not a guarantee of future results.

The outlook, views, and opinions presented are those of the Adviser as of 2/28/2023. These are not intended to be a forecast of future events, a guarantee of future results, or investment advice.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified, which means that it can invest a higher percentage of its assets in any one issuer. Investing in a non-diversified fund may entail greater risks than is normally associated with more widely diversified funds. Small- and Medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging or developing markets. Some securities held by the fund may be illiquid and can be difficult to value and sell.

The S&P 500® Index is a capitalization weighted index of five hundred large capitalization stocks, which is designed to measure broad domestic securities markets. An unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Large-Cap classification. It is not possible to invest directly in an index.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of portfolio holdings, please refer to the Schedule of Investments provided in this report.

The Barrett Opportunity Fund is distributed by Quasar Distributors, LLC.

BARRETT

OPPORTUNITY FUND, INC.

Fund at a Glance (Unaudited)

Top Ten Holdings – as of 2/28/2023
(As a percentage of Total Investments)

General Dynamics Corp.	10.5%
Shell PLC – Class A – ADR	9.9%
The Bank of New York Mellon Corp.	7.8%
Microsoft Corp.	7.6%
Apple, Inc.	7.2%
Murphy USA Inc.	6.2%
Alphabet, Inc. – Class C	5.2%
Jefferies Financial Group Inc.	5.0%
Automatic Data Processing, Inc.	4.9%
Murphy Oil Corp.	4.3%

Sector Weightings – as of 2/28/2023
(As a percentage of Total Investments)

Wholesale Trade
1.3%
Administrative Support, Waste Management
2.3%
Mining, Quarrying, and
Oil and Gas Extraction
4.6%
Real Estate and Rental and Leasing
5.2%
Retail Trade
8.3%
Manufacturing
35.1%
Management of Companies
and Enterprises
12.3%
Information
12.6%
Finance and Insurance
18.3%

BARRETT

OPPORTUNITY FUND, INC.

Fund Expenses (Unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2022, and held for the six months ended February 28, 2023.

Actual Expenses

The row of the table below titled “Actual Barrett Opportunity Fund, Inc. Expenses” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The row of the table below titled “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account	Account	September 1, 2022 to
	Value	Value	February 28, 2023
Actual Barrett Opportunity Fund, Inc. Expenses	$1,000.00	$1,008.80	$6.23

Hypothetical Expenses
(5% return per year before expenses)	$1,000.00	$1,018.60	$6.26

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

BARRETT

OPPORTUNITY FUND, INC.

Schedule of Investments
February 28, 2023 (Unaudited)

Shares		Value
	COMMON STOCKS - 94.05%

	Administrative and
	Support Services - 1.88%
1,500	FleetCor Technologies, Inc. (a)	$322,185
7,000	PayPal Holdings, Inc. (a)	515,200
		837,385

	Beverage and
	Tobacco Product
	Manufacturing - 3.51%
9,000	PepsiCo., Inc.	1,561,770

	Building Material and
	Garden Equipment and
	Supplies Dealers - 2.00%
3,000	The Home Depot, Inc.	889,620

	Chemical
	Manufacturing - 7.73%
10,000	Abbott Laboratories	1,017,200
8,250	AbbVie, Inc.	1,269,675
4,200	Johnson & Johnson	643,692
12,500	Pfizer, Inc.	507,125
		3,437,692

	Computer and
	Electronic Product
	Manufacturing - 15.41%
25,500	Alphabet, Inc. - Class C (a)	2,302,650
21,700	Apple, Inc.	3,198,797
2,500	Thermo Fisher Scientific, Inc.	1,354,400
		6,855,847

	Credit Intermediation and
	Related Activities - 7.77%
68,000	The Bank of New York
	Mellon Corp.	3,459,840

	Data Processing, Hosting
	and Related Services - 5.37%
10,000	Automatic Data Processing, Inc.	2,198,200
3,000	Fidelity National Information
	Services, Inc.	190,110
		2,388,310

	Diversified
	Financials - 1.08%
700	BlackRock, Inc.	482,601

	Insurance Carriers and
	Related Activities - 2.74%
8,500	Progressive Corp.	1,219,920

	Management of Companies
	and Enterprises - 9.91%
72,600	Shell PLC - Class A - ADR	4,411,902

	Merchant Wholesalers,
	Durable Goods - 5.01%
59,000	Jefferies Financial Group, Inc.	2,229,610

	Merchant Wholesalers,
	Nondurable Goods - 1.26%
7,500	Sysco Corp.	559,275

	Motor Vehicle and
	Parts Dealers - 6.19%
10,800	Murphy USA, Inc.	2,754,972

	Oil and Gas
	Extraction - 0.27%
6,943	Vitesse Energy, Inc. (a)	120,739

	Petroleum and
	Coal Products
	Manufacturing - 4.26%
48,600	Murphy Oil Corp.	1,896,372

	Publishing Industries
	(except Internet) - 7.57%
13,500	Microsoft Corp.	3,367,170

The accompanying notes are an integral part of these financial statements.

BARRETT

OPPORTUNITY FUND, INC.

Schedule of Investments (continued)
February 28, 2023 (Unaudited)

Shares		Value
	COMMON STOCKS
	(continued)

	Securities, Commodity
	Contracts, and Other
	Financial Investments and
	Related Activities - 1.59%
8,750	Ares Management Corp.	$705,512

	Transportation Equipment
	Manufacturing - 10.50%
20,500	General Dynamics Corp.	4,672,155
	Total Common Stocks
	(Cost $9,574,938)	41,850,692

	REAL ESTATE INVESTMENT
	TRUSTS (REITs) - 5.16%

	Real Estate - 5.16%
6,000	Crown Castle
	International Corp.	784,500
45,000	Rayonier, Inc.	1,511,100
	Total Real Estate Investment
	Trusts (Cost $1,198,570)	2,295,600

	SHORT-TERM
	INVESTMENTS - 0.75%

	Money Market Funds - 0.75%
335,888	Fidelity Institutional Money
	Market Fund - Government
	Portfolio - Class I, 4.46% (b)	335,888
	Total Short-Term Investments
	(Cost $335,888)	335,888
	Total Investments
	(Cost $11,109,396) - 99.96%	44,482,180
	Other Assets in Excess
	of Liabilities - 0.04%	15,676
	Total Net Assets - 100.00%	$44,497,856

Schedule Of Written Options

Number of		Notional
Contracts		Amount	Value
	Call Options
25	General Dynamics
	Corp.
	Expiration:
	January 2024,
	Exercise Price:
	$280.00	$569,775	$9,925

	Total Options
	Written (Premiums
	Received $39,973)		$9,925

Percentages stated are a percentage of net assets.
ADR – American Depository Receipt
PLC – Public Limited Company
(a)	Non-income producing security.
(b)	Rate shown is the 7-day effective yield as of February 28, 2023.

The accompanying notes are an integral part of these financial statements.

BARRETT

OPPORTUNITY FUND, INC.

Statement of Assets & Liabilities
February 28, 2023 (Unaudited)

ASSETS:
Investments, at value (cost $11,109,396)	$44,482,181
Dividends and interest receivable	79,212
Other assets	19,441
Total Assets	44,580,834

LIABILITIES:
Written options, at value (Premium received $39,973)	9,925
Payable for fund shares redeemed	54
Payable to adviser	24,535
Payable to directors	3,882
Other accrued expenses	44,582
Total Liabilities	82,978

NET ASSETS	$44,497,856

NET ASSETS CONSIST OF:
Capital stock	$1,239,953
Total distributable earnings	43,257,903
Accumulated undistributed net investment income	73,395
Accumulated undistributed net realized gain	9,781,675
Net unrealized appreciation/(depreciation) on:
Investments	33,372,785
Written options	30,048
Total Net Assets	$44,497,856

Shares outstanding	1,873,940
Net asset value, offering price and redemption price
per share (15,000,000 shares authorized, $0.01 par value)	$23.75

The accompanying notes are an integral part of these financial statements.

BARRETT

OPPORTUNITY FUND, INC.

Statement of Operations
Period Ended February 28, 2023 (Unaudited)

INVESTMENT INCOME:
Dividend income	$515,183
Interest income	35,219
Total investment income	550,402

EXPENSES:
Investment advisory fees (see Note 2)	182,218
Administration fees	25,584
Transfer agent fees and expenses	23,426
Directors’ fees and expenses	18,380
Legal fees	14,580
Federal and state registration fees	14,297
Fund accounting fees	14,287
Insurance fees	12,132
Audit fees	9,323
Reports to shareholders	5,070
Custody fees	2,957
Other	3,985
Total expenses	326,239
Net investment income	224,163

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	9,619,364
Written options	186,319
Total net realized gain (loss)	9,805,683
Net change in unrealized appreciation/depreciation on:
Investments	(9,244,479)
Written options	(102,405)
Total net change in unrealized appreciation/depreciation	(9,346,884)
Net realized and unrealized gain on investments	458,799
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$682,962

The accompanying notes are an integral part of these financial statements.

BARRETT

OPPORTUNITY FUND, INC.

Statements of Changes in Net Assets

	Period Ended
	February 28, 2023	Year Ended
	(Unaudited)	August 31, 2022
OPERATIONS:
Net investment income (loss)	$224,163	$330,355
Net realized gain (loss) on:
Investments	9,619,364	9,432,692
Written options	186,319	—
Change in net unrealized appreciation/depreciation on:
Investments	(9,244,479)	(9,586,765)
Written options	(102,405)	366,727
Net increase/decrease in net assets resulting from operations	682,962	543,009

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions	(5,630,063)	(7,474,749)
Net decrease in net assets resulting from distributions paid	(5,630,063)	(7,474,749)

CAPITAL SHARE TRANSACTIONS:
Shares sold	10,906	19,556
Shares issued in reinvestment of dividends	2,966,598	4,394,312
Shares redeemed	(11,910,652)	(3,122,070)
Net increase (decrease) in net assets
from capital share transactions	(8,933,148)	1,291,798
TOTAL INCREASE (DECREASE) IN NET ASSETS	(13,880,249)	(5,639,942)

NET ASSETS:
Beginning of period	58,378,105	64,018,047
End of period	$44,497,856	$58,378,105

The accompanying notes are an integral part of these financial statements.

BARRETT

OPPORTUNITY FUND, INC.

Financial Highlights

	Period Ended
	February 28,
	2023	Year Ended August 31,
	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data:
Net asset value,
beginning of period	$26.68	$29.92	$24.33	$25.77	$30.75	$29.62

Income (loss) from
investment operations:
Net investment income	0.15 [1]	0.15 [1]	0.21 [1]	0.29 [1]	0.29	0.38
Net realized and unrealized
gain (loss) on investments	0.07	0.18	6.91	0.85	(1.62)	2.56
Total from
investment operations	0.21	0.33	7.12	1.14	(1.33)	2.94

Less distributions:
Net investment income	(0.20)	(0.20)	(0.22)	(0.33)	(0.25)	(0.36)
Net realized gain
on investments	(2.94)	(3.37)	(1.31)	(2.25)	(3.40)	(1.45)
Total distributions	(3.14)	(3.57)	(1.53)	(2.58)	(3.65)	(1.81)

Net asset value, end of period	$23.75	$26.68	$29.92	$24.33	$25.77	$30.75

Total return	0.88%[2]	0.69%	30.65%	3.94%	(3.27)%	10.15%

Supplemental data and ratios:
Net assets, end
of year (millions)	$45	$58	$64	$52	$58	$65
Ratio of net expenses
to average net assets	1.25%[3]	1.18%	1.18%	1.25%	1.23%	1.13%
Ratio of net investment income
to average net assets	0.86%[3]	0.53%	0.75%	1.08%	1.09%	1.23%
Portfolio turnover rate	2%[2]	8%	3%	1%	8%	4%

[1]	Net Investment income per share has been calculated based on average shares outstanding during the period.
[2]	Not annualized for the six months ended February 28, 2023.
[3]	Annualized for the six months ended February 28, 2022.

The accompanying notes are an integral part of these financial statements.

BARRETT

OPPORTUNITY FUND, INC.

Notes to Financial Statements

1.	ORGANIZATION	Barrett Opportunity Fund, Inc. (“the “Fund”), a Maryland corporation organized in 1978, is registered as a non-diversified, open-end management
	AND	investment company under the Investment Company Act of 1940, as amended (the “1940 Act). The Fund is an investment company and accordingly
	SIGNIFICANT	follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Codification
	ACCOUNTING	Topic 946 “Financial Services – Investment Companies.” The Fund’s investment objective is to achieve above average long-term capital appreciation.
	POLICIES	Current income is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a) Investment Valuation

Equity securities, including common stocks and REITs, for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Exchange traded options, including options written, are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

When prices are not readily available, or are determined not to reflect fair value, such as, when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

BARRETT

OPPORTUNITY FUND, INC.

FASB Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC Topic 820”), establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

• Level 1 –	quoted prices in active markets for identical investments as of the measurement date

• Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs refer broadly to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Fund. The Fund considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund’s perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets include listed equities, including common stocks and REITs, and certain money market securities, and are classified within Level 1. Instruments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs, are classified within Level 2. Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all.

BARRETT

OPPORTUNITY FUND, INC.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value as of February 28, 2023. The inputs and methodologies used to value securities may not be an indication of the risk associated with investing in these securities.

		Other
		Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Assets
Common Stocks	$41,850,692	$—	$—	$41,850,692
Money Market Funds	335,888	—	—	335,888
REITs	2,295,600	—	—	2,295,600
Total Investments
in Securities	$44,482,180	$—	$—	$44,482,180
Liabilities
Written Options	$(9,925)	$—	$—	$(9,925)

There were no transfers of securities between levels during the reporting period. The Fund did not hold any Level 3 securities during the year.

Derivative Instruments

The Fund may invest in derivative instruments. The use of derivatives included written options.

Written options are presented in the Statement of Assets & Liabilities.

Statement of Assets & Liabilities – Values of derivative instruments as of February 28, 2023:

Liability Derivatives
Derivatives not	Statement of
accounted for as	Assets and
hedging instruments	Liabilities Location	Value
Equity Contracts –	Options written,
Options	at value	$9,925

BARRETT

OPPORTUNITY FUND, INC.

The effect of derivative instruments on the Statement of Operations for the fiscal year ended February 28, 2023:

Derivatives not	Amount of Realized Gains
accounted for as	on Derivatives Transactions
hedging instruments	Written Options
Equity Contracts	$186,319

Derivatives not	Change in Net Unrealized Appreciation
accounted for as	on Derivatives Recognized in Income
hedging instruments	Written Options
Equity Contracts	($102,405)

The Fund is not subject to any Master Netting Agreements; therefore, the Fund was not required to offset any assets or liabilities.

(b) Options
GAAP requires enhanced disclosures about the Fund’s derivative activities, including how such activities are accounted for and their effect on the Fund’s financial position and results of operations.

The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund enters into written call options to hedge against changes in the value of equities. The Fund’s option component of the overall investment strategy is often referred to as a “buy-write” strategy (also called a “covered call” strategy), in which the Adviser (as defined below) writes (sells) a call option contract while at the same time owning an equivalent number of shares of the underlying stock to generate moderate current income. The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income. Written call options expose the Fund to minimal counterparty credit risk since they are exchange traded and the exchange’s clearing house guarantees the options against default.

As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period in the event the option is exercised.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. The Fund as writer of an option bears the market risk of an

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OPPORTUNITY FUND, INC.

unfavorable change in the price of the security underlying the written option. The average notional amount for written options during the period ended February 28, 2023, was $2,873,029.

(c) Security Transactions and Investment Income

Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Under applicable tax laws, a withholding tax may be imposed on interest, dividends, and capital gains at various rates and withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The cost of investments sold is determined by use of the specific identification method for computing the gain/loss on the transaction. It is the Fund’s policy to recognize a loss on a worthless security once it is determined beyond a reasonable doubt that there is no possibility of future worth. Proceeds from bankruptcy settlements will generally be recognized as a realized gain if the security is no longer held and as a return of capital if the security is still held.

(d) Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(e) REIT Distributions

The character of distributions received from REITs held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(f) Federal Income Taxes

It is the Fund’s policy to comply with the federal income and excise tax requirements of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), necessary to qualify as a regulated investment company. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is provided in the Fund’s financial statements.

BARRETT

OPPORTUNITY FUND, INC.

As of and during the year ended August 31, 2022, the Fund did not have a liability of any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. taxing authorities for tax periods prior to 2018.

(g) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(h) Indemnification

In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these agreements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

(i) Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. At February 28, 2022 John B. Gaguine had control of 36.65% of the outstanding shares of the Fund.

2.	INVESTMENT	The Fund has an Investment Advisory Agreement with Barrett Asset Management, LLC (“Barrett Asset Management” or the “Adviser”).
	ADVISER	Under the Investment Advisory Agreement, the Fund pays an advisory fee, calculated daily and paid monthly, in accordance with the following
	AGREEMENT	breakpoint schedule:
AND OTHER
TRANSACTIONS	Average Daily Net Assets	Annual Rate
WITH AFFILIATES	First $1 billion	0.700%
	Next $1 billion	0.675%
	Next $3 billion	0.650%
	Next $5 billion	0.625%
	Over $10 billion	0.600%

For the period ended February 28, 2023, the advisory fee totaled $182,218.

The officers of the Fund are also officers and employees of Barrett Asset Management and do not receive compensation from the Fund.

BARRETT

OPPORTUNITY FUND, INC.

3.	INVESTMENTS	During the period ended February 28, 2023, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	Sales
$1,136,113	$14,037,119

4.	CAPITAL SHARES	At February 28, 2023, the Fund had 15,000,000 shares of capital stock authorized with a par value of $0.01 per share. Transactions in shares of the Fund were as follows:

	Period Ended	Year Ended
	February 28, 2023	August 31, 2022
Shares sold	395	684
Shares issued on reinvestment	125,597	158,811
Shares redeemed	(440,209)	(110,989)
Net increase (decrease)	(314,217)	48,506

5.	INCOME TAX	The tax character of distributions paid during the fiscal year ended August 31
	INFORMATION	were as follows:
	AND		2022	2021
	DISTRIBUTIONS	Distributions paid from:
	TO	Ordinary Income	$489,998	$563,302
	SHAREHOLDERS	Long Term Capital Gain	6,984,751	2,684,613
		Total Distributions Paid	$7,474,749	$3,247,915

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended August 31, 2022.

As of August 31, 2022, the components of accumulated earnings (losses) for income tax purposes were as follows:

Tax cost of Investments	$15,584,727
Unrealized Appreciation	$43,063,121
Unrealized Depreciation	(313,404)
Net unrealized appreciation (depreciation)	42,749,717
Undistributed Ordinary Income	248,853
Undistributed Long-Term Capital Gains	5,231,311
Distributable earnings	5,480,164
Other accumulated gain/(loss)	(24,877)
Total distributable earnings	$48,205,004

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net

BARRETT

OPPORTUNITY FUND, INC.

assets or net asset value per share. For the year ended August 31, 2022, the following table shows the reclassifications made:

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid In
	Income/(Loss)	Gain/(Loss)	Capital
Barrett Opportunity Fund	(1,029)	1,029	—

6.	RECENT	U.S. and international markets have experienced significant periods of volatility in recent years due to a number of economic, political and global
	MARKET	macro factors including the impact of the coronavirus as a global pandemic and related public health issues, growth concerns in the U.S. and overseas,
	EVENTS	uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. These developments as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets. As a result, the risk environment remains elevated. The Fund’s investment adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

7.	SUBSEQUENT	Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that
	EVENT	there were no subsequent events requiring recognition or disclosure in the financial statements.
DISCLOSURE

BARRETT

OPPORTUNITY FUND, INC.

Additional Information (Unaudited)

1.  INFORMATION ABOUT DIRECTORS AND OFFICERS

The business and affairs of the Fund are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Barrett Asset Management, LLC, the Fund’s investment manager (“Barrett Asset Management”), 90 Park Avenue, 34th Floor, New York, New York, 10016. Information pertaining to the Directors and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling the Fund at 1-877-363-6333.

				Number of
				Portfolios
				in Fund	Other Board
	Position(s)	Term of Office*		Complex	Memberships
Name, Address	Held with	and Length of	Principal Occupation(s)	Overseen	Held by
and Birth Year	Fund	Time Served**	During Past 5 Years	by Director	Director
INDEPENDENT DIRECTORS+:

Barry Handel, CPA	Director	Since 2005	Partner, Shalik, Morris &	1	None
Birth Year: 1951			Company, LLP
			(accounting firm)

David H. Kochman(1)	Director	Since 2011	Member, Harris Beach PLLC	1	None
Birth Year: 1959	Chairperson	Since 2017	(law firm)
Rosalind A. Kochman(2)	Director	Since 1990	Retired (since 2002);	1	None
Birth Year: 1937			formerly, Chief Executive
			Officer, Brooklyn Eye
			Surgery Center, and
			Administrator, Kochman,
			Lebowitz & Mogil, MDs

William Morris, Jr., CPA	Director	Since 2005	Of Counsel: Stemmy, Tidler,	1	None
Birth Year: 1948			& Morris, P.A. (accounting
			firm); formerly, President,
			William Morris & Associates
			P.C. (accounting firm)

(1)	Mr. Kochman is Ms. Kochman’s son.
(2)	Ms. Kochman is Mr. Kochman’s mother.
+	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

BARRETT

OPPORTUNITY FUND, INC.

Number of
Portfolios
				in Fund	Other Board
	Position(s)	Term of Office*		Complex	Memberships
Name, Address	Held with	and Length of	Principal Occupation(s)	Overseen	Held by
and Birth Year	Fund	Time Served**	During Past 5 Years	by Director	Director
OFFICERS:

John G. Youngman	President	Since 2021	Managing Director,	N/A	N/A
Barrett Asset Management	and Chief		Barrett Asset Management
90 Park Avenue	Executive		(2011-Present);
New York, NY 10016	Officer		Chief Financial Officer and
Birth Year: 1968			Treasurer (2011-2021);

E. Wells Beck, CFA	Vice	Since 2010	Managing Director and	N/A	N/A
Barrett Asset Management	President		Director of Research,
90 Park Avenue	and		Barrett Asset Management
New York, NY 10016	Investment		(since 2011);
Birth Year: 1968	Officer

Amy Kong	Vice	Since 2021	Chief Investment Officer &	N/A	N/A
Barrett Asset Management	President		Managing Director, Barrett
90 Park Avenue	and		Asset Management (2020-
New York, NY 10016	Investment		Present); Managing Director,
Birth Year: 1981	Officer		Fiduciary Trust Company
International (2013-2020)

Larry Nakamura	Chief	Since 2022	Chief Compliance Officer,	N/A	N/A
CI Financial Corp.	Compliance		Barrett Asset Management
2 S Biscayne Blvd,	Officer		(2022-Present) VP, Head of
Suite 1480			US Compliance, CI Financial
Miami, FL 33131			Corp., (2020-Present); Chief
Birth Year: 1972			Compliance Officer, Dowling
& Yahnke, LLC (2019-2020)
Executive Regulatory
Consultant, National
Regulatory Services
(2010-2019)

Owen Gilmore	Chief	Since 2021	Associate Managing	N/A	N/A
Barrett Asset Management	Financial		Director, Barrett Asset
90 Park Avenue	Officer		Management (2019-Present);
New York, NY 10016	and		Research Analyst, Barrett
Birth Year: 1986	Treasurer		Asset Management (2018);
Research Associate, Barrett
Asset Management
(2016-2017)

*	Each Director and officer serves until his respective successor has been duly elected and qualified or until his earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Director became a board member or the officer took such office.

BARRETT

OPPORTUNITY FUND, INC.

2.  IMPORTANT TAX INFORMATION

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended August 31, 2022, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Barrett Opportunity Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended August 31, 2022, was as follows:

Barrett Opportunity Fund	100.00%

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows (unaudited).

Barrett Opportunity Fund	15.32%

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT Part F. The Fund’s Forms N-PORT Part F are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-PORT Part F may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-PORT Part F from the Fund, shareholders can call the Fund at 1-877-363-6333.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-363-6333 and (2) on the SEC’s website at www.sec.gov.

 (This Page Intentionally Left Blank.)

BARRETT OPPORTUNITY FUND, INC.
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI  53202

DIRECTORS
Barry Handel, CPA
David H. Kochman, Chairperson
Rosalind A. Kochman
William Morris, Jr., CPA

INVESTMENT MANAGER
Barrett Asset Management, LLC
90 Park Avenue
New York, NY  10016

ADMINISTRATOR, FUND ACCOUNTANT & TRANSFER AGENT
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI  53202

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI  53202

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 River Center Drive, Suite 302
Milwaukee, WI  53212

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA  19103

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI  53202

This report is transmitted to the shareholders of Barrett Opportunity Fund, Inc. for their information.  This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

This report must be preceded or accompanied by a free prospectus.  Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing.  The prospectus contains this and other important information about the Fund.  Please read the prospectus carefully before investing.

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Barrett Opportunity Fund, Inc.

By (Signature and Title)*    /s/John G. Youngman
John G. Youngman, President

Date    May 5, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/John G. Youngman
John G. Youngman, President

Date    May 5, 2023

By (Signature and Title)*    /s/Owen Gilmore
Owen Gilmore, Treasurer

Date    May 5, 2023